UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               September 19, 2005

                               PLIANT CORPORATION
               ---------------------------------------------------
               (Exact name of company as specified in its charter)


     Utah                       333-40067                      87-0496065
--------------           -----------------------          ----------------------
(State or other          (Commission file number              (IRS Employer
 jurisdiction              of incorporation)              Identification Number)

                         1475 Woodfield Road, Suite 700
                              Schaumburg, IL 60173
               (Address of principal executive offices) (Zip Code)

                                 (847) 969-3300
                (Company's telephone number, including area code)

                                      N.A.
          (Former name or former address if changed since last report)

ITEM 8.01. OTHER EVENTS

On September 19, 2005, Standard & Poor's Ratings Services announced that it had downgraded ratings on Pliant Corporation as follows:

     o    Corporate credit rating CCC+/Negative/--
     o    Senior secured bank loan B-
                   Recovery rating 1
     o    Senior secured discount notes CCC
                   Recovery rating 4
     o    Senior sec. second-lien notes CCC-
                   Recovery rating 5
     o    Subordinated debt CCC-

The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENT AND EXHIBITS

(c) The following items are included as Exhibits to this report:

99.1 Standard & Poor's Ratings Services Press Release dated September 19, 2005.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      PLIANT CORPORATION


Date: September 21, 2005              By: /s/ Harold C. Bevis
                                          -------------------------------------
                                          Harold C. Bevis
                                          President and Chief Executive Officer